UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 28, 2021

COCA COLA CO

(Exact name of Registrant as specified in its charter)

Delaware	001-02217	58-0628465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Coca-Cola Plaza		30313
Atlanta, Georgia		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 Par Value	KO	New York Stock Exchange
0.500% Notes Due 2024	KO24	New York Stock Exchange
1.875% Notes Due 2026	KO26	New York Stock Exchange
0.750% Notes Due 2026	KO26C	New York Stock Exchange
1.125% Notes Due 2027	KO27	New York Stock Exchange
0.125% Notes Due 2029	KO29A	New York Stock Exchange
0.125% Notes Due 2029	KO29B	New York Stock Exchange
1.250% Notes Due 2031	KO31	New York Stock Exchange
0.375% Notes Due 2033	KO33	New York Stock Exchange
0.500% Notes Due 2033	KO33A	New York Stock Exchange
1.625% Notes Due 2035	KO35	New York Stock Exchange
1.100% Notes Due 2036	KO36	New York Stock Exchange
0.800% Notes Due 2040	KO40B	New York Stock Exchange
1.000% Notes Due 2041	KO41	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Euro-Denominated Notes Offering

On April 28, 2021, The Coca-Cola Company (the “Company”) entered into an underwriting agreement (the “Euro Notes Underwriting Agreement”) among the Company and the underwriters named therein (the “Euro Notes Underwriters”), in connection with the Company’s public offering (the “Euro Notes Offering”) of €500,000,000 aggregate principal amount of its 0.400% Notes due 2030 and €500,000,000 aggregate principal amount of its 0.950% Notes due 2036 (collectively, the “Euro Notes”). Pursuant to the Euro Notes Underwriting Agreement, the Company agreed to sell the Euro Notes to the Euro Notes Underwriters, and the Euro Notes Underwriters agreed to purchase the Euro Notes for resale to the public. The Euro Notes Offering is expected to close on or about May 6, 2021, subject to customary closing conditions.

The Euro Notes Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Euro Notes Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

U.S. Dollar-Denominated Notes Offering

On April 28, 2021, the Company entered into an underwriting agreement (the “Dollar Notes Underwriting Agreement”) among the Company and BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC as representatives of the several underwriters named therein (the “Dollar Notes Underwriters”), in connection with the Company’s public offering (the “Dollar Notes Offering”) of $2,000,000,000 aggregate principal amount of its 2.250% Notes due 2032, $750,000,000 aggregate principal amount of its 2.875% Notes due 2041 and $700,000 aggregate principal amount of its 3.000% Notes due 2051 (collectively, the “Dollar Notes” and, together with the Euro Notes, the “Notes”). Pursuant to the Dollar Notes Underwriting Agreement, the Company agreed to sell the Dollar Notes to the Dollar Notes Underwriters, and the Dollar Notes Underwriters agreed to purchase the Dollar Notes for resale to the public. The Dollar Notes Offering is expected to close on or about May 5, 2021, subject to customary closing conditions.

The Dollar Notes Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Dollar Notes Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The offerings of the Notes were made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-234311) filed with the Securities and Exchange Commission (the “SEC”) on October 24, 2019.

The Company intends to use the net proceeds from the offering of the Dollar Notes, together with cash on hand, for the purchase of certain of its outstanding U.S. dollar-denominated notes (the “Dollar Tender Offer Notes”) and the payment of related accrued and unpaid interest, premiums, fees and expenses (the “Dollar Tender Offers”) and the redemptions of certain of the Dollar Tender Offer Notes that remain outstanding following the consummation of the Dollar Tender Offers, if applicable. The Company intends to use the net proceeds from the offering of the Euro Notes, together with cash on hand, for the purchase of certain of its outstanding euro-denominated notes and the payment of related accrued and unpaid interest, premiums, fees and expenses.

The Euro Notes Underwriting Agreement and the Dollar Notes Underwriting Agreement are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

In reviewing the agreements included as exhibits to this report, please remember they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this report and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit No.	Description

1.1	Underwriting Agreement relating to the Euro Notes, dated April 28, 2021, among the Company and the Euro Notes Underwriters named therein.

1.2

Underwriting Agreement relating to the Dollar Notes, dated April 28, 2021, among the Company and BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY
(REGISTRANT)

Date: April 30, 2021	By:	/s/ Larry M. Mark
Name: Larry M. Mark
Title: Vice President, Global Finance Operations